SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                   ENGEX, INC.

                              --------------------

                (Name of Registrant as Specified In Its Charter)

                              --------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

----------------------------------------------------

2) Aggregate number of securities to which transaction applies:

----------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

----------------------------------------------------

4) Proposed maximum aggregate value of transaction:

----------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

----------------------------------------------------

2) Form, Schedule or Registration Statement No.:

----------------------------------------------------

3) Filing Party:

----------------------------------------------------

4) Date Filed: --------------------------------------

                                   ENGEX, INC.
                                 44 Wall Street
                            New York, New York 10005
                              ____________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 5, 2006
                              ____________________

To the Stockholders of Engex, Inc.:

         The Annual Meeting of Stockholders of Engex, Inc. (the "Fund") will be held on Thursday, January 5, 2006, at 4:00 P.M. at the offices of the Fund, 44 Wall Street, New York, New York, second floor.

         The  following  subjects  will  be  considered  and  acted  upon at the
Meeting:

          (1)  Election of five Directors;

          (2) Ratification of the selection of Raich Ende Malter & Co. LLP as independent auditors of the Fund for the fiscal year ending September 30, 2006; and

          (3) Transaction of such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

         The Directors unanimously recommend the election as Directors of the nominees named in the Proxy Statement, and ratification of the selection of Raich Ende Malter & Co. LLP as independent auditors. Stockholders of record at the close of business on November 18, 2005 will be entitled to vote at the Meeting and at any adjournments thereof.

                       By Order of the Board of Directors

                                 DAVID NACHAMIE,
                                    Secretary

November 28, 2005

--------------------------------------------------------------------------------
Please fill in, date and sign the Proxy Card for the shares of Engex, Inc. held by you and return it in the envelope provided so that your vote can be recorded whether or not you plan to attend. No postage is required if mailed in the United States.
--------------------------------------------------------------------------------

                                   ENGEX, INC.
                                 44 Wall Street
                            New York, New York 10005
                              ____________________

                                 PROXY STATEMENT
                              ____________________

         This statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Engex, Inc. (the "Fund"), a Delaware corporation, of Proxies to be voted at the Annual Meeting of Stockholders to be held January 5, 2006 (the "Meeting"), and any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated November 28, 2005. This proxy statement is being mailed to stockholders on or about November 29, 2005 and is accompanied by an Annual Report with respect to the Fund's fiscal year ended September 30, 2005.

         All Proxies that have been properly executed and received in time will be voted at the Meeting in accordance with the instructions thereon. Any stockholder executing a Proxy may revoke it in writing by execution of another Proxy or by any other legal method, including attending the Meeting and voting in person, at any time before the shares subject to the Proxy are voted at the Meeting. The Board recommends that shares be voted, and if no choice is specified on the Proxy the shares will be voted, FOR the election as Directors of the nominees hereinafter named, FOR the ratification of the selection of Raich Ende Malter & Co. LLP ("Raich Ende") as independent auditors, and in the discretion of the persons named as proxies, on such other matters as may properly come before the Meeting.

         As of November 18, 2005, there were issued and outstanding 977,223 shares of the common stock, par value $.10 per share, of the Fund, which is the only class of capital stock of the Fund. Stockholders will be entitled to one vote for each share held. Only holders of record of such shares at the close of business on November 18, 2005, will be entitled to vote at the Meeting.

         The Fund will pay the cost of preparing, assembling and mailing the materials in connection with solicitation of Proxies, and will reimburse brokers and other nominees for their reasonable expenses in connection therewith. In addition to solicitation by use of the mails, certain officers and Directors of the Fund and officers, directors and personnel of D.H. Blair Investment Banking Corp., a New York Stock Exchange member firm ("Investment Banking Corp."), and American Investors Advisors, Inc. (the "Investment Adviser"), who will receive no compensation for their services other than their regular salaries, may solicit the return of Proxies personally or by telephone or telegraph.

                              ELECTION OF DIRECTORS

         At the Meeting, five Directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their respective successors shall have been chosen and qualified or until he has died, resigned or been removed. The following table sets forth the names of the nominees, all of whom are presently serving as Directors of the Fund. All of these nominees have agreed to serve if elected. The address of each nominee is: c/o Engex, Inc., 44 Wall Street, New York, NY 10005.

                                                                                                           Other
                                                                                                       Directorships
                             Position(s)                                                                  Held in
                              Held with      Length of                Principal Occupation                 Public
      Name and Age            the Fund      Time Served               During Past 5 Years                Companies
      ------------           -----------    ------------              ---------------------            ----------------

Directors Considered to be "Interested Persons"

J. Morton Davis,  77*        President      Since 1968.              Chairman, President, Director     None
                             and  Director                           and sole stockholder of
                                                                     Investment Banking Corp.;
                                                                     President,   Chairman
                                                                     and  CEO   of  the
                                                                     Investment Adviser.

Dov Perlysky, 43**           Director       Since 1999.              Managing member, Nesher, LLC      None
                                                                     (financial services) (November
                                                                     1, 2002 to  present);
                                                                     Vice President, Private Client
                                                                     Group at   Laidlaw  Global
                                                                     Securities  (to October 31, 2002).

Directors Considered to be Independent

Jerome Fisch, 79             Director       Since 1975.              Attorney.                         None

Howard Spindel, 60           Director       Since 2004.              Senior Managing Director,         None
                                                                     Integrated Management Solutions.

Leonard Toboroff, 72         Director       Since 1993.              Vice President of Varsity Brands, Allis/Chalmers
                                                                     Inc. (successor to Riddell        Energy Corp.
                                                                     (sports equipment manufacturer
                                                                     and distributor).

-------------------
* Mr. Davis is an "interested person" of the Fund by reason of his being an officer of the Investment Adviser. As a result of a position taken by the custodian of the Fund's securities to the effect that certain securities held by the Fund were not acceptable to the custodian as collateral for Fund loans, Mr. Davis made certain loans from time to time to the Fund. These loans are unsecured and do not bear interest. They were made to obviate the need for the Fund to sell portfolio securities. The aggregate amount of the loans outstanding at the date hereof is $4,177,668.

** Mr. Perlysky is an "interested person" of the Fund by reason of his being a member of the immediate family of Mr. Davis.

         In the event that any of the nominees named above is unable to serve for any reason when the election occurs, the accompanying Proxy will be voted for such person or persons as the Board may recommend.

         During the fiscal year ended September 30, 2005, there were three meetings of the Board. The Board does not have a nominating, compensation or other standing committee performing similar functions, and the Board generally does not accept nominations for Directors from stockholders. Given the size of the current Board and the current scope of the Fund's operations, the Board believes that it is appropriate for the Fund not to have a standing nominating committee. In the event that it would become appropriate for the Fund to consider any Director nominees, other than nominees who are executive officers of the Fund or who are Directors standing for re-election, the full Board would participate in the deliberations. As noted above, Messrs. Davis and Perlysky are considered "interested persons" (as defined in the 1940 Act) of the Fund.

         The Board has an Audit Committee, the members of which are Messrs. Spindel (Chairman), Fisch and Toboroff. Each member of the Audit Committee is "independent," as that term is defined in Section 121(A) of the American Stock Exchange listing standards. The Committee's authority and responsibilities are set forth in a written charter.

         Among other things, the Committee is responsible for selecting and retaining the Fund's independent auditors, evaluating the performance of independent auditors and the fees paid for services, obtaining from the auditors the necessary statements relating to independence and evaluating the auditor's independence based on discussions with the auditors, reviewing and discussing with management and the auditors the audited financial statements, the auditor's report, the management letter and the quality and adequacy of the Fund's internal controls, and overseeing the relationship between the auditors and management in conducting the Fund's annual audit. In carrying out its responsibilities, the Committee has reviewed and discussed the audited financial statements for the Fund for the fiscal year ended September 30, 2005 with management and, based on its review and discussions, has recommended to the Board that those audited financial statements be included in the Fund's Annual Report. During the fiscal year ended September 30, 2005, there were three meetings of the Audit Committee.

         The dollar ranges of securities beneficially owned by the Directors of the Fund* as of November 18, 2005, are as follows:

                                               Dollar Range of Equity
Name of Director                             Securities Held -- the Fund
----------------                             ---------------------------
J. Morton Davis...................................Over $100,000(1)
Dov Perlysky......................................Over $100,000(2)
Howard Spindel.......................................   None
Jerome Fisch........................................$1 - 10,000
Leonard Toboroff.....................................   None

* The fund is comprised of only one portfolio and is not part of a "Family of Investment Companies" or a "Fund Complex."

(1) Includes 58,754 shares (approximately 6.2% of those outstanding) owned by Investment Banking Corp. (of which Mr. Davis is Chairman and sole stockholder). The 58,754 shares referred to above do not include 167,429 shares (approximately 17.1% of those outstanding) owned of record by Rivkalex Corp., 100% of whose outstanding voting securities are owned by Mr. Davis' wife, Mrs. J. Morton Davis, or the 108,304 shares of the

     Fund  owned  of  record  by  Mrs.  Davis   (approximately  11.1%  of  those
     outstanding). Mr. Davis disclaims beneficial ownership of such additional shares. See also "PRINCIPAL STOCKHOLDERS" below.

(2) Includes 109,500 shares (approximately 11.2% of those outstanding) owned by Kinder Investments LP (of which Mr. Perlysky is managing member of the general partner). Mr. Perlysky is the son-in-law of Mr. Davis.

         No Independent Director or immediate family member of any Independent Director owns beneficially or of record an interest in the Investment Adviser or is any person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser.

         During the Fund's fiscal year ended September 30, 2005, the Directors received the following compensation from the Fund (the Fund offers no retirement plan to the Directors):

                                           Aggregate Compensation from the
Name of Director                                         Fund
----------------                                         ----
J. Morton Davis.............................             -0-
Howard Spindel..............................            $7,000
Jerome Fisch................................            $7,000
Dov Perlysky................................             -0-
Leonard Toboroff............................            $7,000

         Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and regulations thereunder, the Fund's officers and Directors and persons owning more than 10% of the Fund's common stock are required to report their transactions in the Fund's common stock to the Securities and Exchange Commission, the American Stock Exchange and the Fund. Based solely on the Fund's review of the copies of such reports that it has received, the Fund believes that, during fiscal year ended September 30, 2005, all filing requirements applicable to its Directors and officers were satisfied.

                        THE BOARD UNANIMOUSLY RECOMMENDS
                   THAT STOCKHOLDERS VOTE FOR THE ELECTION OF
                            EACH NOMINEE TO THE BOARD


                     RATIFICATION OR REJECTION OF SELECTION
                             OF INDEPENDENT AUDITORS

         The ratification or rejection of the selection by the Audit Committee of the Board of Raich Ende Malter & Co. LLP as the Fund's independent auditors for the fiscal year ending September 30, 2006, is being submitted to stockholders. The Audit Committee, in carrying out its responsibilities under its Charter, met with representatives of Raich Ende to determine whether to select Raich Ende as the Fund's independent auditors. During that meeting, the Committee discussed Raich Ende's independence and was advised that Raich Ende had no direct or material indirect financial interest in the Fund. In addition, the Committee received from Raich Ende its written representations that it is independent. Raich Ende also advised the Committee that all professional services to be rendered by it with respect to its September 30, 2006 fiscal year audit would be furnished at customary rates and terms. Based on its determinations, the Committee selected Raich Ende as the Fund's independent auditors for the fiscal year ending

September 30, 2006. A representative of Raich Ende is expected to be available by telephone at the Meeting and will be given an opportunity to respond to questions and to make such other statements as he considers appropriate.

         Audit Fees. Raich Ende billed the Fund $36,000 for professional services rendered for the audit of the Fund's annual financial statements for the fiscal year ended September 30, 2005. The Fund's previous independent auditors, Eisner, LLP ("Eisner") billed the Fund $45,000 for professional services rendered for the audit of the Fund's annual financial statements for the fiscal year ended September 30, 2004.

         Audit-Related Fees. For the fiscal year ended September 30, 2005, Raich Ende billed the Fund $0 for assurance and related services that were reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported as audit fees above. For the fiscal year ended September 30, 2004, Eisner billed the Fund $0 for these services.

         Tax Fees. For the fiscal year ended September 30, 2005, Raich Ende billed the Fund and the Investment Adviser and its affiliates, in the aggregate $20,000 for services related to tax compliance, tax advice and tax planning. For the fiscal year ended September 30, 2004, Eisner billed the Fund and the Investment Adviser and its affiliates, in the aggregate, $30,000 for these services.

         All Other Fees. For the fiscal year ended September 30, 2005, Raich Ende billed the Fund and the Investment Adviser and its affiliates, in the aggregate, $0 for products and services other than those reported above. For the fiscal year ended September 30, 2004, Eisner billed the Fund and the Investment Adviser and its affiliates, in the aggregate, $0 for these products and services.

         All non-audit services provided by Raich Ende or Eisner to the Investment Adviser and its affiliates were considered by the Audit Committee of the Board of Directors of the Fund and determined to be compatible with maintaining Raich Ende's or Eisner's independence, as the case may be. No non-audit services were approved under pre-approval policies and procedures.

           THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR
      THE RATIFICATION OF THE SELECTION OF RAICH ENDE & MALTER CO. LLP AS
                       INDEPENDENT AUDITORS FOR THE FUND


                             MANAGEMENT OF THE FUND

         The Investment Adviser was organized in 1985 and serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated January 10, 1986 (the "Agreement"). The Agreement was approved by the Fund's stockholders at a meeting held on February 19, 1986 and was last approved by the Board, including a majority of the Directors who were not "interested persons" of any party to the Agreement, by vote cast in person at a meeting held on December 22, 2004.

         The Investment Adviser is wholly-owned by J. Morton Davis. Mr. Davis, President and Director of the Fund, is also President, Chief Executive Officer and Chairman of the Board of the Investment Adviser and President, Director and sole stockholder of Investment Banking Corp. See also the discussion of shares beneficially owned by Mr. Davis under "ELECTION OF DIRECTORS" above and "PRINCIPAL STOCKHOLDERS" below. David Nachamie, Secretary of the Fund, is also Senior Vice President, Treasurer and a Director of the Investment Adviser. Gilbert Jackson, Treasurer of the Fund, is also Controller of the Investment Adviser. The address of

Investment Banking Corp., Mr. Davis, Mr. Nachamie and Mr. Jackson is 44 Wall Street, New York, New York 10005. The Investment Adviser maintains offices at the same address.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth information with respect to any person (including for this purpose a "group" which consists of two or more persons acting as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding, or disposing of securities of the Fund) known to the Fund to be the beneficial owner of more than five percent (5%) of the Fund's outstanding voting securities:

                            Name and Address of         Amount and Nature of Beneficial          Percent of Class
    Title of Class           Beneficial Owner            Ownership (November 18, 2005)         (November 18, 2005)
    --------------           ----------------            -----------------------------         -------------------
Common Stock (par       Mr. J. Morton Davis                        60,054(1)                           6.2%
value $.10)                 44 Wall Street
                            2nd Floor
                            New York, N.Y. 10005
                        Mrs. J. Morton Davis c/o                   275,733(2)                         28.2%
                            Rivkalex Corp.
                            44 Wall St.
                            2nd Floor
                            New York N.Y. 10005
                        Kinder Investments LP                       109,500                           11.2%
                            c/o Dov Perlysky
                            8 Lakeside Drive West
                            Lawrence, N.Y. 11559
                        Venturetek LP                               112,000                           11.4%
                            c/o David Selengut
                            370 Lexington Avenue
                            New York, N.Y. 10017

--------------
(1) Includes 58,754 shares owned of record by Investment  Banking Corp. See note
(1) to "ELECTION OF DIRECTORS" on page 3.

(2) Includes 167,429 shares owned of record by Rivkalex Corp., 100% of whose outstanding voting securities are owned by Mrs. Davis.

         All of the Directors and officers of the Fund, as a group, own of record and beneficially 300 shares of the Fund (approximately 0.03% of those outstanding), in addition to which Mr. Davis beneficially owns 58,754 shares (approximately 6.2% of those outstanding) held by Investment Banking Corp., and Mr. Perlysky beneficially owns 109,500 shares (approximately 11.2% of those outstanding) held by Kinder Investments LP.

         Investment Banking Corp., which holds 58,754 shares (approximately 6.2% of those outstanding), has informed the Fund that it intends to vote such shares in favor of all proposals submitted by Management and scheduled to come before the Meeting.

         Mr. Davis disclaims beneficial ownership of all shares other than those held by D.H. Blair Investment Banking Corp. Mrs. Davis disclaims beneficial ownership of all shares other than those held by her personally and those held by Rivkalex Corp.

         Mr. Davis and Mrs. Davis may be in a position to control the outcome of the Meeting and approval or rejection of the various proposals specified above if they act in concert.

                            SUPPLEMENTAL INFORMATION

         The executive officers of the Fund, each of whom serve at the pleasure of the Board, are as follows: J. Morton Davis (age 77), who has served as President of the Fund since its inception, and whose principal occupation is described above under "ELECTION OF DIRECTORS"; David Nachamie (age 77), who has served as Treasurer of the Fund from 1976 through 1993, as Secretary since January 7, 1981, and as Chief Compliance Officer since September 9, 2004, and whose principal occupation has been as Treasurer of Investment Banking Corp. since 1992 and who previously served as comptroller of D.H. Blair & Co., Inc. for 11 years; Gilbert Jackson (age 43), who has served as Treasurer of the Fund since 1998 and also as Assistant Treasurer of the Fund from 1985 through 1998 and whose principal occupation for the past five years has been as Chief Financial Officer of Investment Banking Corp.; and Michael Siciliano (age 57), who has served as Assistant Treasurer of the Fund since July 14, 2005 and whose principal occupation for the past five years has been owner and Chief Executive Officer of Minuteman Press of Syosset, New York (printing) from March 2000 to May 2003 and Ladies Workout Express of Bethpage, New York (physical fitness) from November 2003 to August 2005.

                     SHAREHOLDER COMMUNICATIONS TO THE BOARD

         Shareholders wishing to send a communication to the Board (or to any particular Director or Directors) should submit the communication in writing, preferably by certified mail, return receipt requested, to the Board (or particular Director or Directors) at the address listed on the first page of this Proxy Statement.

                     DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

         The Fund does not have a policy requiring Directors to attend the Fund's Annual Meetings. No Director, other than Mr. Davis, attended last year's Annual Meeting, held on January 27, 2005.

                               VOTING INFORMATION

         In order to hold the Meeting, a majority of the Fund's shares entitled to vote must be present in person or represented by proxy. The election of the nominees indicated herein to the Board requires the affirmative vote of a plurality of the Fund's shares present in person or represented by Proxy and entitled to vote. Ratification of the selection of independent auditors requires the affirmative vote of the majority of the Fund's shares present in person or represented by Proxy and entitled to vote.

         Brokers holding shares for beneficial owners must vote those shares according to specific instructions they receive from the owners. If specific instructions are not received, however, brokers typically may vote the shares in their discretion, since, under Stock Exchange rules, brokers have discretionary authority to vote on certain routine matters, including the proposals set forth in this Proxy Statement. "Broker non-votes" and abstentions will be counted for purposes of determining whether a quorum is present. Abstentions are counted among the shares entitled to vote on a proposal, and therefore have the same effect as votes against a proposal. Broker non-votes are treated as shares that are not entitled to vote, and thus will not be counted in determining whether the proposal to ratify the Fund's independent auditors has been approved.

         In the event that a quorum is not present or that a quorum is present but sufficient votes in favor of a proposal have not been received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in order to permit further solicitation of proxies. The persons named as proxies will vote in favor of such an adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interests of the Fund's stockholders.

                  SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

         Stockholders wishing to have a proposal included in the Fund's Proxy Statement for the Fund's 2007 Annual Meeting must submit a written notice of the proposal, preferably by certified mail, return receipt requested, to the Fund at its address listed on the first page of this Proxy Statement so that the notice is received no later than September 7, 2006. The notice must contain information sufficient to identify the proposal and to establish that the stockholder beneficially owns shares that would be entitled to vote on the proposal. Stockholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposal is subject to limitations under the federal securities laws. Stockholder proposals not received by September 7, 2006 will not be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board is not aware of any matters to be presented for action at the Meeting other than those described above. Should other business properly be brought before the Meeting, the persons named in the Proxy have discretionary authority to vote in accordance with their best judgment.

                                   Engex, Inc.
                                 44 WALL STREET

                               NEW YORK, NY 10005








                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE












                                   ENGEX, INC.

           PROXY--SOLICITED BY THE BOARD OF DIRECTORS (SEE OTHER SIDE)

                  The undersigned stockholder of ENGEX, INC. ("Fund"), a Delaware corporation, hereby appoints J. MORTON DAVIS, DAVID NACHAMIE and GILBERT JACKSON, and each of them, the true and lawful proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held on January 5, 2006 at 4:00 P.M. and at any adjournments thereof, hereby revoking any proxy heretofore given with respect to such shares and the undersigned authorizes and instructs said proxies to vote as follows:

                  (continued and to be signed on reverse side)

                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE

THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS HEREIN, BUT WHERE SPECIFICATIONS ARE NOT INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES NAMED HEREIN ON ALL OTHER MATTERS (INCLUDING, WITHOUT LIMITATION, ADJOURNMENTS) PROPERLY COMING BEFORE THE MEETING, ALL IN ACCORDANCE WITH THE PROXY STATEMENT OF THE FUND, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

1.       ELECTION OF DIRECTORS      2.       RATIFICATION  OF THE  SELECTION  OF
                                             RAICH ENDE MALTER & CO. LLP, as the
                                             independent auditors for the fiscal
                                             year ending September 30, 2006.

FOR ALL  NOMINEES         WITHHOLD           FOR [ ] AGAINST [ ] ABSTAIN [ ]
listed below (Mark        AUTHORITY to vote
this box only if you      for those nominees
are listed voting for     in the space provided
all Nominees. Otherwise,  below
mark the box to withhold  [ ]
authority.) [ ]

     J. Morton Davis, Jerome Fisch, Dov Perlysky,
     Howard Spindel and Leonard Toboroff


Instruction: To withhold authority to vote   In their discretion, the Proxies
for any individual nominee, write that       are authorized to vote upon such
nominee's name in the space                  other business as may properly come
provided below.                              before the meeting.

_________________________________________

                                                                     COMPANY ID:

                                                            --------------------

                                                                   PROXY NUMBER:

                                                            --------------------

                                                                 ACCOUNT NUMBER:

                                                            --------------------

Signature________________________ Signature____________________ Dated:_________

Signature(s) should be exactly as name or names appearing on this proxy. If stock is held jointly, each holder should sign. If signing by attorney, executor, administrator, trustee or guardian, please give full title.


This  proxy may be revoked at any time      PLEASE  DATE, SIGN AND RETURN IN THE
before it is voted at the meeting.          ENCLOSED  POSTAGE  PAID  ENVELOPE.
                                            THIS PROXY IS BEING  SOLICITED ON
                                            BEHALF OF THE BOARD OF DIRECTORS.